UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 31, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Material Definitive Agreements
            2005 Annual Incentive Plan Awards



The Executive Compensation Committee (ECC) of the Board of Directors of General Motors Corporation (GM) has approved an Annual Incentive Plan for 2005, pursuant to the provisions of the General Motors 2002 Annual Incentive Plan approved by stockholders in 2002.

o Annual Incentive Program awards are paid to the Corporation's approximately 2,800 executives. These awards are made annually; however, any payout is determined based on established performance targets.

o At the beginning of each performance period, the Committee establishes performance targets, and also sets a minimum performance level that must be achieved before any awards can be paid. If this minimum level of performance is not met, there will be no annual incentive payout. When the payout range is established, the performance necessary to achieve the objective is assessed by reviewing both past and projected performance levels, as well as external marketplace conditions such as the economic environment, competitive performance levels, projected automotive industry volumes, and other relevant factors. The size of final awards depends on the actual level of performance achieved in comparison with the pre-established corporate and region/unit objectives, as well as individual performance. Performance data may be adjusted to reflect the impact of unplanned or extraordinary events. In addition, a peer review is conducted to assess GM's business performance relative to that of key competitors.

o The payment of the annual incentive awards is dependent on meeting specific levels of corporate net income and operating cash flow, and an average of various regional performance measures such as market share, quality, and warranty cost that are based upon targets approved by the ECC. At the end of 2005, the Corporation's overall operating performance and relative level of goal attainment will be reviewed with the ECC. Performance against pre-established targets within the various regions/units will also be reviewed. Based on results achieved, the corresponding payout will be established, and cash awards paid to executives, including the named executive officers.



                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  February 4, 2005              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)